ELFUN INCOME FUND

(the “Fund”)

Supplement dated January 10, 2018 to the Prospectus

dated May 1, 2017, as revised July 14, 2017

Effective immediately, Matthew Nest has replaced William Healey as a portfolio manager of the Fund. Accordingly, effective immediately, the Prospectus is revised as follows:

On page 18 of the Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mark H. Johnson and Matthew Nest. Mr. Johnson has served as a portfolio manager of the Fund since 2007 and Mr. Nest since 2018.

Beginning on page 66 of the Prospectus, the sixth, seventh and eighth paragraphs of the sub-section entitled “Portfolio Management Teams” within the section entitled “Management and Organization” are deleted in their entirety and replaced with the following:

Key professionals involved in the day-to-day portfolio management of the Elfun Income Fund include the following:

Mark H. Johnson, CFA, is a Senior Managing Director of SSGA and Head of Portfolio Management of the investment management group. He is co-responsible for managing all actively managed fixed income strategies as well as the insurance general account product offering. He has served on the portfolio management team for the Elfun Income Fund since 2007. Mr. Johnson joined SSGA through its acquisition of GEAM in July 2016. Prior to joining SSGA, Mr. Johnson has served in various senior investment roles at GEAM since 2002.

Matthew Nest is a Managing Director of SSGA and Global Head of Macro Strategies. In that capacity, he is responsible for global interest rate and currency portfolio management. Prior to joining SSGA, Mr. Nest spent sixteen years at PIMCO in a number of functions including portfolio management, strategy and business development. He has worked in the U.S., Sydney, Singapore and Hong Kong. He started his career at Bank of America and has been working in the investment industry since 1999. Mr. Nest has a BS in Economics from Arizona State University and an MBA from the University of Chicago’s Booth School of Business. He earned the Chartered Financial Analyst designation and is a member of the CFA Institute.

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